UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2025

CENTERSPACE
(Exact name of Registrant as specified in its charter)

North Dakota	001-35624	45-0311232
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 10th Street SW, Post Office Box 1988, Minot, ND 58702-1988
(Address of principal executive offices) (Zip code)

(701) 837-4738
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest, no par value	CSR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
Centerspace (the "Company") issued an earnings release on February 18, 2025, announcing certain financial and operational results for the year ended December 31, 2024. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.
The information in this Item 2.02 and Item 9.01, including the press release furnished as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any Company filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 5.05    Amendments to Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.
As part of its periodic review of governance documents, on February 18, 2025, the Board of Trustees of Centerspace (the “Company”) approved and adopted updated and revised versions of the Company’s (i) Code of Conduct (the “Code of Conduct”) and (ii) Code of Ethics for Senior Financial Officers (the “Financial Code of Ethics”).
The Code of Conduct applies to all employees, officers, and directors of the Company and its subsidiaries. The revisions to the Code of Conduct reflect the Company’s commitment to ethical practices and compliance with laws and regulations, and clarify its position on gifts and entertainment and fair dealing.
The Financial Code of Ethics applies to the Company’s Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer, Chief Accounting Officer, and certain other senior financial officers. The revisions to the Financial Code of Ethics underscore the importance of reporting violations of the Financial Code and other unethical behavior and clarify the potential consequences for violating the Financial Code of Ethics.
Additionally, the revisions to the Code of Conduct and the Financial Code of Ethics include various clarifying, stylistic, and non-substantive changes. These revisions do not materially alter the responsibilities and obligations outlined in the previous Code of Conduct or Financial Code of Conduct, and they do not imply any waiver of the provisions therein.
Copies of the Code of Conduct and the Financial Code of Ethics, as amended, are attached as Exhibit 14.1 and 14.2, respectively, to this Current Report on Form 8-K. The amended Code of Conduct and Financial Code of Ethics will also be available on the Company’s website at ir.centerspacehomes.com under the “Corporate Governance” tab. The contents of the Company’s website are not incorporated by reference in this report. The foregoing description of the amendments to the Code of Conduct and Financial Code of Ethics is qualified in its entirety by reference to the full text of the Code of Conduct and Financial Code of Ethics attached as Exhibit 14.1 and 14.2, respectively, which is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d)Exhibits

Exhibit
Number	Description

14.1	Code of Conduct, adopted February 18, 2025
14.2	Code of Ethics for Senior Financial Officers, adopted February 18, 2025
99.1	Earnings Release and Supplemental Operating and Financial Data, dated February 18, 2025.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL Document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centerspace

	By	/s/ Anne Olson
Anne Olson
Date: February 18, 2025		President and Chief Executive Officer